Exhibit 10.1

[•], 2026

To: Undersigned Shareholder of [Sphere 3D Corp./Cathedra Bitcoin Inc.]1

Re: Voting Support Agreement

Sphere 3D Corp. ("Sphere") is in discussions with Cathedra Bitcoin Inc. ("Cathedra") regarding a potential business combination transaction (the "Proposed Transaction") pursuant to a plan of arrangement under the Business Corporations Act (British Columbia) (the "BCBCA") whereby Sphere will acquire all of the issued and outstanding subordinate voting shares and multiple voting shares of Cathedra by way of an amalgamation between Cathedra and S3D Acquisition Corp., a wholly-owned subsidiary of Sphere. Further details of the Proposed Transaction will be set forth in an arrangement agreement (the "Arrangement Agreement") among such parties, a draft of which has been provided to you.

The undersigned shareholder (the "Shareholder") is [a director and/or officer of [Sphere/Cathedra] and] the legal and/or beneficial owner of, or exercises control and direction over, that number of shares of [Sphere/Cathedra] [and that number of options to acquire [common shares/subordinate voting shares] of [Sphere/Cathedra]], [and that number of warrants to acquire [common shares/subordinate voting shares] of [Sphere/Cathedra]], [and that number of restricted share units to acquire [common shares/subordinate voting shares] of [Sphere/Cathedra]] set forth below on the signature page hereto (the "Subject Securities") and has agreed to enter into this voting support agreement (the "Agreement") in connection with the Proposed Transaction.

Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings given to them in the Arrangement Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sphere, Cathedra and the Shareholder (collectively, the "Parties") agree as follows:

1. Agreement to Vote Subject Securities

The Shareholder irrevocably covenants and agrees that, from the date hereof until the date of termination of this Agreement in accordance with the terms herein, at any meeting of securityholders of [Sphere/Cathedra] called for the purpose of approving the Proposed Transaction, the Arrangement Agreement and all related transactions contemplated in the Arrangement Agreement, the Shareholder shall (or cause the holder of record to, if the Shareholder is the beneficial owner but not the holder of record of the Subject Securities or if the Shareholder exercises control and direction over the Subject Securities) vote all of the Subject Securities: (a) in favour of the approval of the Proposed Transaction, the Arrangement Agreement and any actions required in furtherance of the actions contemplated thereby; and (b) to oppose any proposed action by [Sphere/Cathedra] or any other party, the result of which could impede, interfere with or delay [Sphere/Cathedra] from completing the Proposed Transaction or any transactions contemplated thereby. The Shareholder will not, and will not permit any entity under its Control (as defined in the BCBCA), to, deposit any of the Subject Securities into a voting trust or subject any of the Subject Securities to any arrangement or agreement with respect to the voting of such securities, other than pursuant to this Agreement.  The Shareholder hereby waives and agrees in favour of Sphere and Cathedra not to exercise any rights of appraisal or rights of dissent that the Shareholder may have arising from the Proposed Transaction.

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1 To be executed by Sphere directors and officers, and Cathedra directors, officers and significant shareholders.

2. No Proxy Solicitation

The Shareholder will not, and will not permit any entity under its Control, to:

(a) solicit proxies, or become a participant in a solicitation in opposition to, or competition with the Proposed Transaction, the Arrangement Agreement or any transaction contemplated thereby; (b) initiate, assist, knowingly encourage or otherwise facilitate, any person, entity or group in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit Sphere or Cathedra in connection with the Proposed Transaction, the Arrangement Agreement or any transaction contemplated thereby; (c) act jointly or in concert with others with respect to voting securities of [Sphere/Cathedra] for the purpose of opposing or competing with [Sphere/Cathedra] in connection with the Proposed Transaction, the Arrangement Agreement or any transaction contemplated thereby; or (d) make, solicit, assist, initiate, knowingly encourage or otherwise facilitate, or continue to make, solicit, assist, initiate, knowingly encourage or otherwise facilitate, any inquiries, proposals or offers from any other Person (including any of its officers or employees) relating to any Acquisition Proposal or furnish to any Person any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person to do or seek to do any of the foregoing, or approve, accept, endorse or recommend, or propose publicly to accept, approve, endorse or recommend, any Acquisition Proposal, provided there shall be no obligation pursuant to this clause if [Sphere/Cathedra], as applicable, is aware of the Acquisition Proposal and complies with its obligations under the Arrangement Agreement.

3. No Sale, Transfer or Encumbrance; Additional Purchases

Except with the prior written consent of [Sphere/Cathedra], the Shareholder agrees and covenants in favour of [Sphere/Cathedra] not to option, transfer, sell, gift, pledge, hypothecate, encumber, or otherwise dispose of any of the Subject Securities or enter into any agreement, arrangement or understanding in connection therewith prior to the consummation or earlier termination of the Proposed Transaction; provided, that the foregoing shall not apply to:

(i) the transfer of Subject Securities to satisfy withholding obligations for any equity award granted pursuant to the terms of [Spheres'][Cathedra's] equity incentive plan, provided further, that the Shareholder remits to [Sphere][Cathedra] an amount of proceeds from such transfer necessary to cover such withholding taxes;

(ii) the transfer of Subject Securities if required pursuant to any applicable Law or a final and non-appealable order of any Governmental Authority (including, transfers by operation of Law pursuant to a qualified domestic order, divorce settlement, or divorce decree or separation agreement or wind-up or dissolution of a legal entity);

(iii) the transfer of Subject Securities to the Shareholder's spouse, lineal descendant, sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary (each of the foregoing, "Immediate Family"); provided, that in the case of a transfer to an Immediate Family member that is a trust, such trust does not require or permit the distribution of any of the Subject Securities other than to the Shareholder and/or the Shareholder's Immediate Family members; provided, further, that any transfer to Immediate Family shall be for bona fide estate planning purposes and shall not involve a disposition for value; provided, further, that, in any such transfer to Immediate Family, such transferee acknowledges and agrees that the transfer restrictions included herein shall continue to apply to such Subject Securities following such transfer;

(iv) the transfer of Subject Securities to the Shareholder's "affiliates" (as that term is used in the U.S. Securities Act); provided, such transferee acknowledges and agrees that the Transfer restrictions included herein shall continue to apply to such Subject Securities following such transfer;

(v) the transfer of Subject Securities in connection with transfers by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the Immediate Family of the Shareholder; provided, such transferee acknowledges and agrees that the transfer restrictions included herein shall continue to apply to such Subject Securities following such transfer; and

(vi) the transfer of Subject Securities to a third party pursuant to a bona-fide tender offer, merger, consolidation or other similar transaction involving [common shares/subordinate voting shares] of [Sphere/Cathedra], involving a Change of Control (as defined below) that, in each case, has been approved by the board of directors of [Sphere/Cathedra] (including, without limitation, entering into any lock-up, voting or similar agreement pursuant to which the Shareholder may agree to transfer such Shareholder's Subject Securities in connection with any such transaction, or vote any of such Shareholder's Subject Securities in favor of any such transaction); provided, that all of such Shareholder's Subject Securities that are not so transferred remain subject to this Agreement; provided, further, that (A) it shall be a condition of the transfer that if such transaction is not completed, any of such Shareholder's Subject Securities shall remain subject to the restrictions herein, and (B) for purposes of this clause (vi), "Change of Control" means any transaction that results in any person or "group" (within the meaning of Section 13(d)(3) of the U.S. Securities Exchange Act) becoming the beneficial owner of more than 50% of the total voting power of [Sphere/Cathedra]'s outstanding voting securities.

The Shareholder agrees that any shares of [Sphere/Cathedra] or other securities of [Sphere/Cathedra] purchased or acquired after the date of execution of this Agreement shall be subject to the terms of this Agreement to the same extent as if they constituted Subject Securities.

4. Representations and Warranties of the Shareholder

The Shareholder represents and warrants that: (a) it is the beneficial owner of the Subject Securities or exercises control and direction over the Subject Securities, and no other securities of [Sphere/Cathedra]; (b) it has the sole right to vote the Subject Securities; (c) none of the Subject Securities are subject to any voting agreement (other than this Agreement) or adverse claim; (d) no person, firm, or corporation has any agreement or option, or any right or privilege capable of becoming an agreement or option, for the purchase, acquisition or transfer from the Shareholder of any of the Subject Securities; and (e) it has full power and authority to make, enter into and carry out the terms of this Agreement and this Agreement has been duly executed and delivered and is a valid and binding agreement, enforceable against the Shareholder in accordance with its terms.

5. Control

If any of the Subject Securities are held through a corporation or trust over which the Shareholder has Control, the Shareholder shall vote or cause to be voted such Subject Securities and exercise its power and authority to ensure that this Agreement is complied with by said corporation or trust.

6. Capacity as Shareholder2

The Shareholder agrees and acknowledges that it is bound hereunder solely in his capacity as a shareholder of [Sphere/Cathedra] and that the provisions of this Agreement shall not be deemed or interpreted to bind the Shareholder in his capacity as a director or officer of [Sphere/Cathedra]. Nothing in this Agreement shall: (a) limit or affect any actions or omissions taken by the Shareholder in his capacity as a director or officer of [Sphere/Cathedra], including in exercising rights under the Arrangement Agreement and no such actions or omissions shall be deemed a breach of this Agreement, or (b) be construed to prohibit, limit or restrict the Shareholder from fulfilling his fiduciary duties as a director or officer of [Sphere/Cathedra].

7. Disclosure

The Shareholder agrees that the details of this Agreement may be set out in any press release, information circular or other communication of Sphere and/or Cathedra issued, made or given in connection with the Proposed Transaction or the Arrangement Agreement and that this Agreement may be made publicly available on EDGAR or SEDAR+ or filed with the securities regulatory authorities in Canada or the United States of America, and otherwise to the extent required by law.

The Shareholder agrees it will not, directly or indirectly, make any public announcement with respect to the transactions contemplated herein or pursuant to the Arrangement Agreement without the prior written approval of [Sphere/Cathedra], not to be unreasonably withheld or delayed. Notwithstanding the foregoing, [Sphere/Cathedra] shall be permitted to make any public announcement with respect to the transactions contemplated herein or pursuant to the Arrangement Agreement without the prior written approval of the other party if: (a) the disclosure is required by Law; and (b) [Sphere/Cathedra] has first used its commercially reasonable efforts to consult with the other party about the form and substance of such disclosure, subject to the overriding obligations of Laws.

8. Termination

This Agreement shall automatically terminate on the earlier of the date, if any, (a) that the Arrangement Agreement is terminated in accordance with its terms, (b) the board of directors of [Sphere/Cathedra] publicly announces that it has received an Acquisition Proposal (as defined in the Arrangement Agreement) that it has determined constitutes a [Sphere Superior Proposal/Cathedra Superior Proposal] (as defined in the Arrangement Agreement) and [Cathedra/Sphere] does not exercise its right to match such Superior Proposal in accordance with Section 7.2 of the Arrangement Agreement, or (c) the Effective Time.

9. Miscellaneous.

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2 This section applies to a shareholder who is also a director or officer of [Sphere/Cathedra].

(a) Each of the Parties agrees to execute such further and other deeds, documents and assurances and to do such further and other acts as may be necessary to carry out the true intent and meaning of this Agreement fully and effectually.

(b) It is understood and agreed that monetary damages would not be a sufficient remedy for any breach of this Agreement by the Shareholder. Without prejudice to the rights and remedies otherwise available to it, Sphere and/or Cathedra shall be entitled to equitable relief by way of injunction or otherwise if the Shareholder breaches, or threatens to breach, any of the provisions of this Agreement. Sphere and/or Cathedra shall not be required to obtain or furnish any bond or similar instrument in connection with or as a condition to obtaining or seeking any such remedy.  Notwithstanding that damages may be readily quantifiable, the Shareholder agrees not to plead sufficiency of damages as a defense in any such proceeding and the Shareholder further agrees to not oppose Sphere and/or Cathedra in seeking or the granting of such relief.

(c) This Agreement constitutes the entire agreement between the Parties concerning the subject matter hereof and supersedes all prior or contemporaneous representations, discussions, proposals, negotiations, conditions, communications and agreements, whether oral or written, between the Parties relating to the same and all past courses of dealing or industry custom. No amendment, modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by duly authorized signatories of the Parties. The waiver by either party of a breach of or a default under any provision of this Agreement shall not be construed as a waiver of any subsequent breach of or default under the same or any other provision of this Agreement, nor shall any delay or omission on the part of either party to exercise or avail itself of any right, power, privilege or remedy that it has or may have hereunder operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further exercise of any such right, power, privilege or remedy hereunder.

(d) This Agreement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Each of the Parties hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of British Columbia in respect of all matters arising under and in relation to this Agreement and waives any defences to the maintenance of an action in the courts of the Province of British Columbia.  EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

(e) In the event that any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be invalid or unenforceable, the remaining portions hereof shall remain in full force and effect and such provision shall be enforced to the maximum extent possible so as to effect the intent of the Parties, and shall in no way be affected, impaired or invalidated.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same instrument.

Please confirm your agreement with the foregoing by signing a copy of this Agreement where indicated below and returning the same to the Shareholder by facsimile or email.

[Signature page to follow]

Sincerely yours,

Sphere 3D Corp.

Per: Authorized Signatory

Cathedra Bitcoin Inc.

Per: Authorized Signatory

ACCEPTED AND AGREED to with effect from the ____ day of ______________, 2026.

Name of Shareholder

Signature of Shareholder

Title (if applicable)

Number of Shares Held

Number of Options to Purchase Shares Held

Number of Warrant to Purchase Shares Held

Number of RSUs to Acquire Shares Held

Address